EXHIBIT 10(p)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 7, 2000 (this "Amendment"), among BOUNDLESS TECHNOLOGIES, INC. ("Boundless Technologies"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"; with Boundless Technologies, the "Co-Borrowers"), MERINTA, INC. ("Merinta"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC" collectively, with BAC, the "Guarantors") and THE CHASE MANHATTAN BANK, SILICON VALLEY BANK and NATIONAL BANK OF CANADA (collectively, the "Banks") and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, the "Administrative Agent").

                                    RECITALS:

     A. The Co-Borrowers, Merinta, the Guarantors, the Banks and the Administrative Agent are currently parties to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000, as amended by the Amendment and Waiver to Credit Agreement, dated as of July 31, 2000 (as same may be further amended, restated, supplemented and otherwise modified, from time to time, "Credit Agreement").

     B. The Co-Borrowers, Merinta and the Guarantors have requested that the Banks amend certain provisions of the Credit Agreement to reflect the occurrence of a Merinta Event as described in Section 14.07(b) thereof, and the Banks have agreed to such amendments subject to the terms and conditions of this Amendment.

     C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

     The amendments set forth in this Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

     Section 1.1 The Co-Borrowers, Merinta and the Guarantors have advised the Agent and the Banks that National Semiconductor Corporation will be making a capital contribution of $5,000,000 in Merinta (the "Merinta Event"). In accordance with Section 14.07(b) of the Credit Agreement, all references to Merinta as a "Co-Borrower" or a "Letter of Credit Party" are deemed null and void and without further effect and Merinta's Accounts and Inventory shall no longer be deemed eligible for purposes of the calculation of the Borrowing Base. Merinta shall no longer be considered a "Credit Party" under the Credit Agreement. The Banks and the Administrator agree that Merinta is hereby released from all of its obligations and liabilities under the Credit Agreement, including in its capacity as a Guarantor. In addition, the Banks and the Administrator further agree that, without prejudicing any of their rights and remedies against the remaining Co-Borrowers and Guarantors with respect to any

Defaults and Events of Default heretofore occurring or hereafter existing, all of their rights and remedies as against Merinta with respect to any Defaults and Events of Default are hereby waived.

     Section 1.2. The first paragraph of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

          "SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY, dated as of May 25, 2000 among BOUNDLESS TECHNOLOGIES, INC. ("Boundless Technologies"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"; with Boundless Technologies, the "Co-Borrowers"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC"; collectively with BAC, the "Guarantors"), THE CHASE MANHATTAN BANK ("Chase"), SILICON VALLEY BANK ("SVB"), NATIONAL BANK OF CANADA ("NBC"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities under this Agreement pursuant to Section 14.04 (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks") and THE CHASE MANHATTAN BANK, as administrative, documentation and collateral agent for the Banks (in such capacity, the "Administrative Agent"), as agent for the Banks."

     Section 1.3. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety to provide as follows:

              "Guarantors means, collectively, BAC, BC and each Person who, from time to time, becomes a party hereto pursuant to Section 9.10 hereof.

              "Letter of Credit Parties" means Boundless Technologies and BMS.

     Section 1.4. Clauses (4) and (5) of Section 10.04 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

              "(4) loans or advances to any Person other than Merinta, provided that the aggregate principal amount of all such loans or advances outstanding at any time will not exceed One Hundred Thousand Dollars ($100,000); (5) intentionally omitted;"

     Section 1.5. Section 11.05 of the Credit Agreement is hereby deleted in its entirety.

     Section 1.6. Section 12.01(11) of the Credit Agreement is hereby deleted in its entirety.

     Section 1.7. Section 14.07(b) of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety.


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

     Section 1.8. Section 14.07(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

              "(c) Intentionally Omitted.

     Section 1.9. Section 14.07(e) of the Credit Agreement is hereby deleted in its entirety.

                                   ARTICLE 2.
                           CONDITIONS TO EFFECTIVENESS


     Section 2.1. Conditions to Effectiveness. The amendments and waivers to the Credit Agreement described herein are subject to receipt by the Administrative Agent of the following documents:

          (a) this Amendment, duly executed by each Co-Borrower and each Guarantor;

          (b) the Amendment and Reaffirmation to Pledge Agreement, substantially in the form attached hereto as Exhibit 1, duly executed by BC, together with a stock certificate evidencing such shares, and stock powers executed in blank; and

          (c) the Merinta Documents executed and delivered in connection with the Merinta Event.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     Each Co-Borrower hereby represents and warrants to the Banks that:

     Section 3.1. Except as described on Schedule 3 hereto, each of the representations and warranties set forth in Article VIII of the Credit Agreement is true as of the date hereof with respect to the Co-Borrower and, to the extent applicable, each Guarantor and each of their respective Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, each Co-Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1999 there has been no material adverse change in the business, operations, properties or financial condition of any Co-Borrower, any Guarantor or any of their respective Subsidiaries.

     Section 3.2. To induce the Banks and the Administrative Agent to continue to make advances to the Co-Borrowers pursuant to the Credit Agreement, as amended hereby, the Co-Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default other than those Defaults and Events of Default described on Schedule 3 hereof and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Co-Borrowers arising out of or with respect to any of the obligations of the Co-Borrowers and the Guarantors under the Credit Agreement.

     Section 3.3. Each Co-Borrower and each Guarantor has the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

     Section 3.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Co-Borrowers and the Guarantors in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Co-Borrowers and the Guarantors, each of which is and shall be enforceable against Co-Borrowers and the Guarantors, as applicable, in accordance with their respective terms.

     Section 3.5. No representation, warranty or statement by the Co-Borrowers and the Guarantors contained herein or in any other document to be furnished by the Co-Borrowers and the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 3.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

                                   ARTICLE 4.
                                  MISCELLANEOUS


     Section 4.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing (either original or via facsimile) any such counterpart.

     Section 4.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     Section 4.3. Except as set forth in Section 1.1 hereof, the execution and delivery of this Amendment by the Banks shall not be deemed to be a waiver of any Default or Event of Default that has occurred or that may hereafter arise pursuant to the terms of the Credit Agreement and the Co-Borrowers and Guarantors agree that the Banks retain all of their rights and remedies under the Credit Agreement with respect to any Default or Event of Default, whether now existing or hereafter arising.

                                   ARTICLE 5.
                    RELEASE OF SECURITY INTEREST; UNDERTAKING


     Section 5.1 The Administrative Agent and the Banks agree that upon satisfaction of the conditions to effectiveness set forth in Section 2.1(a) hereof, all of their liens and security interests in and to the collateral owned by Merinta shall be released and that the Agent shall promptly thereafter deliver to Merinta, at the Co-Borrowers' expense, such termination statements, releases, cancellations, discharges or other agreements as may be reasonably requested by Merinta or the Co-Borrowers in connection with the Administrative


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

Agent's and the Banks' above-described release of the security interests and liens in Merinta and its property, including without limitation termination of any security agreements of Merinta in favor of the Banks (including releases of the Intellectual Property described in Schedule 5 hereto) and any UCC termination statements.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                       BOUNDLESS TECHNOLOGIES, INC.


                                       By: /s/ JOSEPH GARDNER
                                          -----------------------------------
                                          Name:  Joseph Gardner
                                          Title: Vice President

                                       BOUNDLESS MANUFACTURING SERVICES, INC.


                                       By: /s/ JOSEPH GARDNER
                                          -----------------------------------
                                          Name:  Joseph Gardner
                                          Title: Vice President

                                       MERINTA, INC.


                                       By: /s/ JULIE TEDESCO
                                          -----------------------------------
                                          Name:  Julie Tedesco
                                          Title: Chief Financial Officer

                                       BOUNDLESS ACQUISITION CORP.


                                       By: /s/ JOSEPH GARDNER
                                          -----------------------------------
                                          Name:  Joseph Gardner
                                          Title: Vice President

                                       BOUNDLESS CORPORATION


                                       By: /s/ JOSEPH GARDNER
                                          -----------------------------------
                                          Name:  Joseph Gardner
                                          Title: Vice President

                                       THE CHASE MANHATTAN BANK,
                                         as a Bank and as Administrative Agent


                                       By: /s/ WILLIAM DeMILT
                                           -----------------------------------
                                           Name:  William DeMilt
                                           Title: Vice President


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



                                       SILICON VALLEY BANK,
                                       as a Bank


                                       By: /s/ SHEILA COLSON
                                           ----------------------------------
                                           Name:  Sheila Colson
                                           Title: Vice President



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


                                       NATIONAL BANK OF CANADA,
                                       as a Bank


                                       By: /s/ GAETAN FROSINA
                                          -----------------------------------
                                          Name: Gaetan Frosina
                                          Title:


                                       By: /s/
                                          -----------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE 3
                         DEFAULTS AND EVENTS OF DEFAULT


The Co-Borrowers, Merinta, the Guarantors, the Banks and the Administrative Agent are currently parties to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000, as amended by the Amendment and Waiver to Credit, dated as of July 31, 2000 (as same may be further amended, restated, supplemented and otherwise modified, from time to time, "Credit Agreement").


As of September 30, 2000, the Co-Borrowers, Merinta, and the Guarantors hereby acknowledge the following Defaults and Events of Default as those terms are defined in the Credit Agreement:

Section 11.01(a) Minimum Earnings Before Interest, Taxes, Depreciation and Amortization

          7/1/00-9/30/00    Required- $6,400,000      Actual- $5,735,000

Section 11.01(b) Minimum Earnings Before Interest, Taxes, Depreciation and Amortization

          4/1/00-6/30/00    Required-  $500,000       Actual-  -$1,235,000
          7/1/00-9/30/00    Required- -$700,000       Actual-  -$7,274,000

Section 11.02 Fixed charge coverage Ratio (Not less than)

          7/1/00-9/30/00    Required- 2.00 to 1       Actual-  1.37

Section 11.03 Cash Flow Leverage Ratio (Not greater than)

          7/1/00-9/30/00    Required- 3.00 to 1       Actual-  3.49


Section 12.01 (11) Failure of Boundless Corporation to realize an aggregate of $5,000,000 in net proceeds from all Merinta Events occurring on or before September 15, 2000 or an aggregate of $12,000,000 in net proceeds from all Merinta Events or a Merinta Sale on or before October 15, 2000, or to receive a commitment letter, on or before July 31, 2000, from an investor or investors wherein such investor or investors shall commit to make an equity infusion in an amount not less than $5,000,000 to Merinta no later than September 15, 2000.

Section 14.07 (f) failure to execute and deliver to the Agent, within 15 days of a failure to secure a commitment from an investor to make an equity infusion of not less than $5,000,000 to Merinta, such documents as the banks may require to change the structure of the loan transaction to a full dominion and control asset-based loan transaction.


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

                                   SCHEDULE 5

                              INTELLECTUAL PROPERTY



Patent Application No.     Filing Date          Description

09/517939                  3/3/2000             Framework for Customizable GUI
09/517940                  3/3/2000             Persistent Portal for a Browser
09/518586                  3/3/2000             System and Method for Tracking
                                                User Interaction

Serial Number              Filing Date or
Trademark Number           Registration Date    Trademark

75/873357                  12/15/1999           Persistent Portal
75/683880                  4/16/1999            ITERM
75/672634                  4/1/1999             IBROW
1,290,485                  8/26/1999            IBROW (CTM)
76/064677                  6/7/2000             Net Solutions. Net Results
75/911410                  2/7/2002             Merinta
75/912108                  2/7/2002             Merinta (Design Only)

                                   EXHIBIT 1

                         AMENDMENT AND REAFFIRMATION TO
                      AMENDED AND RESTATED PLEDGE AGREEMENT


                                                           November __, 2000


THE CHASE MANHATTAN BANK, as Agent
395 North Service Road
Melville, New York 11788

Gentlemen:

     Reference is hereby made to that certain (a) Amendment No. 2 to Credit Agreement (the "Amendment"), dated as of the date hereof, by and among Boundless Corporation (the "Pledgor"), Boundless Technologies, Inc., Boundless Manufacturing Services, Inc. (collectively, the "Co-Borrowers"), Boundless Acquisition Corporation (with the Pledgor, collectively, the "Guarantors"), The Chase Manhattan Bank, Silicon Valley Bank and National Bank of Canada (collectively, the "Banks") and The Chase Manhattan Bank, as agent for the Banks (in such capacity, the "Administrative Agent") and (b) Amended and Restated Pledge Agreement, dated as of May 25, 2000, by the Pledgor to the Banks and the Administrative Agent (as same may be further amended, restated, modified or supplemented, from time to time, the "Pledge Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Pledge Agreement.

     In connection with the foregoing and as a condition precedent to the effectiveness of the Amendment, the Pledgor hereby:

     1. acknowledges and confirms that (a) as security for the Guarantor Obligations, the Pledgor hereby delivers, pledges and assigns to the Administrative Agent for the benefit of the Banks and creates in the Administrative Agent for the benefit of the Banks a first security interest in the shares of stock of Merinta, Inc. which it owns, as same is represented by the stock certificate listed on Schedule A hereto (the "Merinta Stock"), (b) the term "Pledged Shares" shall be deemed to include the Merinta Stock and (c) except as specifically amended herein, all terms and provisions contained in the Pledge Agreement are, and shall remain, in full force and effect in accordance with their respective terms and shall be deemed to apply to the Merinta Stock, as same may apply to the other Pledged Shares, and are hereby ratified and confirmed;

     2. acknowledges and agrees that the Pledgor is the beneficial owner of that percentage of the issued and outstanding capital stock of Merinta, as listed on Schedule A annexed hereto;


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



     3. acknowledges and agrees that Schedule A to the Pledge Agreement is hereby amended in its entirety and replaced with Schedule A attached hereto.

     Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of the Administrative Agent and the Banks, nor constitute a waiver of any provision of the Pledge Agreement or the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered thereunder or in connection therewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                               BOUNDLESS CORPORATION


                                               By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                   SCHEDULE A

                     Attached to and forming a part of that certain Amended and Restated Pledge Agreement dated as of May 25, 2000, by the Pledgor to the Administrative Agent and the Banks.


                                                         Percentage of
                       Class of Stock  Certificate       Total Stock        Par Value of       Number of Shares
Stock Issuer           Stock            Number(s)        of Issuer          Shares
Boundless              Common                 1                100%         No Par Value                 100
Acquisition
Corporation

Boundless              Common                 10                55%         $.01 Par Value        11,000,000*
Manufacturing
Services, Inc.

Merinta, Inc.          Common                 4                69.8%        $.01 Par Value         7,000,000


* One share will be canceled for each share issued under BMS's 1999 Incentive Plan, up to a total of 1,000,000 shares.


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